                                                                    Exhibit 23.1


                          INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Ambac Financial Group, Inc.:


We consent to the use of our reports on Ambac Financial Group, Inc. and Ambac Assurance Corporation incorporated by reference in the Registration Statement on Form S-3 and related Prospectus of Ambac Financial Group, Inc. and to the reference to our firm under the heading "Experts" in the Prospectus.


                                                /s/ KPMG LLP



New York, New York
March 17, 2003